N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

Banc Of America Retirement 2010 Portfolio

As of November 30, 2006
Name of Person                          Ownership % of Series


As of April 30, 2007
Name of Person                          Ownership % of Series
National Financial Services             30.52%


Changes in Control Persons
Name of Person   Ownership % of Series  Date/Description of
                                        Transaction(s) Became a,
                                        or Ceased to be, Control
                                        Person


N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

Banc Of America Retirement 2020 Portfolio

As of November 30, 2006
Name of Person                         Ownership % of Series


As of April 30, 2007
Name of Person                         Ownership % of Series
National Financial Services            47.58%


Changes in Control Persons
Name of Person   Ownership % of Series  Date/Description of
                                        Transaction(s) Became a,
                                        or Ceased to be, Control
                                        Person


N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.

Banc Of America Retirement 2035 Portfolio

As of November 30, 2006
Name of Person                         Ownership % of Series


As of April 30, 2007
Name of Person                         Ownership % of Series
National Financial Services            46.68%


Changes in Control Persons
Name of Person   Ownership % of Series  Date/Description of
                                        Transaction(s) Became a,
                                        or Ceased to be, Control
                                        Person